                                                                   EXHIBIT 10.32


                             SECURED PROMISSORY NOTE



Loan Amount:  $200,000.00                                  San Diego, California
Interest Rate:  6.01%                                             March 16, 1998


      FOR VALUE RECEIVED, the undersigned, W. J. KITCHEN ("Borrower") hereby promises to pay to the order of NANOGEN INC., a Delaware corporation ("Lender"), at 10398 Pacific Center Court, San Diego, California, 92121, or such other place as Lender may designate by written notice to Borrower, in lawful money of the United States of America, the principal sum of TWO HUNDRED THOUSAND DOLLARS ($200,000.00), with interest, to be repaid as set forth below. Amounts borrowed hereunder may be repaid prior to the Maturity Date (defined below), but may not be reborrowed.

      1. Payments. The entire principal balance of this Secured Promissory Note (this "Note"), together with all accrued and unpaid interest thereon, shall be due and payable on March 15, 2002, unless extended pursuant to Section 6 below (the "Maturity Date"), provided however, that if such day is not a Business Day (as defined below) then on the next succeeding Business Day. Interest on the outstanding principal balance hereunder shall accrue at the rate (the "Interest Rate") of 6.01%. Interest payable on the principal balance of this Note shall be calculated on the basis of a three hundred and sixty day year.

      2. Purpose of Note. Borrower acknowledges that the purpose of the loan evidenced by this Note is to provide partial financing for Borrower's purchase of his principal residence located at 17936 Circa Oriente, Lot 518, Rancho Santa Fe, California 92067-5387 (the "Property").

      3. Prepayment. Borrower may prepay all or any portion of this Note at any time without penalty, fee or acceleration prior to the Maturity Date of this Note.

      4. Security. Payment of this Note is secured by a certain Deed of Trust with Assignment of Rents (the "Trust Deed") of even date herewith from Borrower, as Trustor, to First American Title Insurance Company, as Trustee, in favor of Lender, as Beneficiary, encumbering the Property as a second priority lien subject only to Borrower's acquisition financing for the Property. Borrower acknowledges that the Trust Deed provides as follows:


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      In the event that the real property described in this Deed of Trust, or any part thereof, or any interest therein is sold, agreed to be sold, conveyed, encumbered, alienated or otherwise transferred by Trustor, whether by operation of law or otherwise, the Note, irrespective of the maturity date expressed therein, at the option of Beneficiary and without demand or notice, shall immediately become due and payable. In the event that Beneficiary does not elect to declare the Note immediately due and payable, then, unless indicated otherwise in writing by Beneficiary, Trustor shall nevertheless remain primarily liable for the obligations hereunder and under the Note and any other instrument securing the Note. This provision shall apply to each and every sale, transfer, encumbrance or conveyance, regardless whether or not Beneficiary has consented to, or waived, Beneficiary's rights hereunder, whether by action or non-action in connection with any previous sale, transfer or conveyance.

      5. Acceleration of Due Date. The entire unpaid principal balance of this Note, together with all accrued and unpaid interest thereon, shall, at the election of Lender, become immediately due and payable upon the occurrence of any of the following, irrespective of the payment schedule set forth in Paragraph 1 of this Note:

            (a) Any failure on the part of Borrower to make any payment under this Note when the same is due;

            (b) Any failure on the part of Borrower to perform or observe any of his obligations under the Trust Deed or any other deed of trust, mortgage or security instrument which secures this Note or encumbers the Property as and when performance is due;

            (c) On such date as Borrower's employment relationship with Lender or any wholly-owned subsidiary of Lender is terminated for Cause (defined below);

            (d) If Borrower shall sell, transfer, convey or further encumber the Property or any part thereof, or any interest therein, or shall be divested of his title or any interest therein, either by any transfer, conveyance, contract of sale or in any manner or way, whether voluntarily or involuntarily, without the prior written consent of Lender, which shall not be unreasonably withheld. Consent to one transaction under this Paragraph 5(d) by Lender shall not constitute a waiver of Lender's right to require consent to future or successive transactions; or

            (e) If at any time Borrower shall admit in writing his inability to pay his debts as they become due, or shall make any assignment for the benefit of any creditors, or shall file a petition seeking any reorganization, arrangement, composition, readjustment or similar release under any present or future statute, law or regulation, or on the filing or commencement of any petition, action, case or proceeding, voluntary or involuntary, under any state or federal law regarding bankruptcy or insolvency.


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      6.    Reduction in Amounts Due under Note.

            (a) Reduction. Subject to all of the other terms and provisions of this Note, and provided Borrower is not then in default under this Note, the Trust Deed or any other deed of trust, mortgage or security instrument which secures this Note or encumbers the Property, effective on the dates set forth below (each, the "Adjustment Date"), the total outstanding principal indebtedness under this Note, together with accrued and unpaid interest thereon, shall be automatically adjusted as follows:

                  i. Fifty Thousand Dollars ($50,000) of the then-outstanding principal balance of this Note, plus all accrued and unpaid interest on such $50,000 principal balance, shall be forgiven on March 15, 1999.

                  ii. Fifty Thousand Dollars ($50,000) of the then-outstanding principal balance of this Note, plus all accrued and unpaid interest on such $50,000 principal balance, shall be forgiven on March 15, 2000.

                  iii. In the event Borrower is instrumental in procuring a Significant Transaction (defined below) not later than January 5, 2001 ("Significant Transaction Deadline"), which determination shall be made in good faith by Lender's Board of Directors, Fifty Thousand Dollars ($50,000) of the then-outstanding principal balance of this Note, plus all accrued and unpaid interest on such $50,000 principal balance, shall be forgiven on March 15, 2001.

                  iv. In the event Borrower meets the requirements of Paragraph 6(a)(iii) above not later than the Significant Transaction Deadline, the remaining principal balance on this Note of Fifty Thousand Dollars ($50,000), plus all accrued and unpaid interest thereon shall be forgiven on March 15, 2002.

                  v. In the event Borrower fails to meet the requirements of Paragraph 6(a)(iii) above not later than the Significant Transaction Deadline, Twenty-Five Thousand Dollars ($25,000) of the then-outstanding principal balance of this Note, plus all accrued and unpaid interest on such $25,000 principal balance, shall be forgiven on March 15, 2001, and the Maturity Date for the remaining principal balance on this Note of Seventy-Five Thousand Dollars ($75,000), plus all accrued and unpaid interest thereon, shall be extended to March 15, 2003.

Each such adjustment in principal and interest shall be effective only upon the applicable Adjustment Date and any acceleration of this Note or termination of Borrower's employment relationship with Lender prior to the then-applicable Adjustment Date shall not entitle Borrower to any proportionate or pro rata reduction of the then-outstanding principal balance of this Note under this Paragraph 6(a).

            (b) Termination without Cause. In the event Borrower's employment is terminated for other than Cause during the first twenty-four months of


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Borrower's employment with Lender, the entire principal balance of this Note, together with all accrued and unpaid interest thereon, then outstanding shall be forgiven in its entirety as of the date of the occurrence of such event.

            (c) Surviving Obligations; Taxes. Any reduction in, or forgiveness of, the principal amount outstanding under this Note pursuant to the terms of this Paragraph 6 shall not limit Borrower's obligations to Lender for payment of any collection costs incurred by Lender pursuant to the terms of this Note or Borrower's obligation to pay any late charges due pursuant to the terms of this Note. Borrower acknowledges that he is aware that a reduction or forgiveness of amounts due to Lender under this Note, as well any waiver by Lender of receipt of interest charged on the principal amount of this Note, may result in adverse tax consequences for Borrower. Borrower assumes all risk, cost and responsibility for such tax consequences and releases Lender from any and all claims or liabilities arising therefrom.

      7. Offset to Compensation. To the fullest extent permitted by law, upon any termination of Borrower's employment with Lender for Cause, Borrower hereby authorizes Lender to offset any unpaid principal balance due under this Note against any amounts owed by Lender to Borrower, including, but not limited to, any wages, salary, bonuses, accrued vacation or sick pay, and any other employment or consulting compensation or stock repurchase payments. Lender shall promptly notify Borrower in writing of any such offset, including an itemization of the amounts offset and the balance, if any, due and payable pursuant to this Note.

      8. Collection Costs Borne by Borrower. Borrower agrees to pay all costs and expenses, including without limitation reasonable attorneys' fees, incurred by Lender in any action brought to enforce the terms of this Note and/or to collect this Note, and any appeal thereof.

      9.    Miscellaneous.

            (a) No delay or omission on the part of Lender in exercising any right under this Note or under the Trust Deed or any other security agreement given to secure this Note shall operate as a waiver of such right or of any other right under this Note.

            (b) In the event of default, under this Note, Borrower shall have fifteen (15) days from the date of notice of default and demand for payment in which to cure such default. Such notice may be by written notice mailed to Borrower at the last address given to Lender by Borrower and shall be deemed received three (3) days after being mailed by certified, first-class mail, return receipt requested or the next day mailed by overnight delivery.

            (c) Borrower hereby waives presentment for payment, demand, notice of demand and of dishonor and non-payment of this Note, notice of intention to


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accelerate the maturity of this Note, protest and notice of protest, diligence in collecting, and the bringing of suit against any other party. The pleading of any statute of limitations as a defense to any demand against the Borrower, any endorsers, guarantors and sureties of this Note is expressly waived by each and all of such parties to the extent permitted by law. Time is of the essence under this Note. Any payment hereunder shall first be applied to any collection costs, then against accrued and unpaid interest hereunder and then against the outstanding principal balance of this Note.

      10. Late Charge. If payment of principal or interest under this Note shall not be made within ten (10) days after the date due, Borrower agrees to pay, in addition to the unpaid principal or interest, a sum equal to four percent (4%) of the unpaid principal or interest, which sum Borrower agrees represents a fair and reasonable estimate, considering all of the circumstances existing on the date of this Note, of the costs and expenses incident to handling and collecting such delinquent payment that will be sustained by Lender due to the failure of Borrower to make timely payment. The parties further agree that proof of actual damages would be costly and impracticable. Such charge shall be paid without prejudice to the right of Lender to collect any other amounts provided to be paid or to declare a default under this Note or under the Trust Deed referred to in this Note or from exercising any of the other rights and remedies of Lender.

      11. Notices Under Other Obligations. Borrower shall promptly send to Lender copies of any notices received by Borrower from the holder of any other deed of trust or mortgage encumbering the Property.

      12. Governing Law. The Note shall be governed by the laws of the State of California and shall be construed in accordance therewith.

      13.   Definitions.

            (a) Business Day. As used in this Note the term "Business Day" shall mean any day other than a Saturday, Sunday or a legal holiday observed by employees of the State of California.

            (b)   Cause. "Cause" shall mean:

                  i. The repeated and willful failure by Borrower to perform Borrower's reasonably assigned duties on behalf of Lender;

                  ii. The repeated gross negligence by Borrower in carrying out Borrower's reasonably assigned duties on behalf of Lender;

                  iii. Illegal conduct by Borrower in carrying out Borrower's reasonably assigned duties on behalf of Lender;


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
                  iv. The repeated and willful refusal by Borrower to comply with the reasonable and lawful instructions of the Board, except in the case of a substantial change in Borrower's agreed upon duties and responsibilities;

                  v. A willful act by Borrower which constitutes misconduct or fraud and which is injurious to Lender; or

                  vi. Conviction of, or a plea of "guilty" or "no contest" to, a felony.

            (c) Significant Transaction. "Significant Transaction" shall mean a transaction between Lender and an electronics company acceptable to Lender and otherwise in accordance with Lender's requirements therefor pursuant to which Lender shall have entered into a written agreement, approved in form and content by Lender's Board of Directors, to receive from such company at least Twenty-Five Million Dollars ($25,000,000.00), payable over no more than five (5) years. The fair value in monetary terms of any non-cash consideration paid in connection with a Significant Transaction and the determination of whether the total consideration at least equaled Twenty-Five Million ($25,000,000.00) shall be determined in good faith by Lender's Board of Directors.

      14. Successors. This Note shall be binding upon Borrower and the personal representatives, heirs, successors and assigns of Borrower.

      15. Severability. If any part of this Note is determined to be illegal or unenforceable, all other parts shall remain in full force and effect.

      16. Maximum Interest Payable. All agreements between the undersigned and the holder hereof, whether now existing or hereafter arising and whether written or oral, are hereby limited so that in no contingency, whether by reason of acceleration of the maturity hereof or otherwise, shall the interest contracted for, charged, received, paid or agreed to be paid to the holder hereof exceed the maximum amount permissible under applicable law. If, from any circumstance whatsoever, interest would otherwise be payable to the holder hereof in excess of the maximum lawful amount, the interest payable to the holder hereof shall be reduced to the maximum amount permitted under applicable law; and if from any circumstance the holder hereof shall ever receive anything of value deemed interest by applicable law in excess of the maximum lawful amount, an amount equal to any excessive interest shall be applied to the reduction of the principal hereof and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal hereof, such excess shall be refunded to the undersigned. All interest paid or agreed to be paid to the holder hereof shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full period until payment in full of the principal (including the period of any renewal or extension hereof) so that the interest hereon for such full period shall not exceed the maximum


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amount permitted by applicable law. This paragraph shall control all agreements between the undersigned and the holder hereof.



                                            /s/ W.J. KITCHEN
                                            -----------------------------
                                            W.J. KITCHEN

               I, Maryellen Kitchen, the spouse of Borrower, do hereby consent to the borrowing by Borrower of the loan evidenced by this Note on the terms and conditions set forth herein, and to the granting of the Trust Deed referred to in Paragraph 4 of this Note as security for the obligations of Borrower under this Note, and to any and all extensions, modifications or amendments to this Note and the Trust Deed when executed by Borrower.



                                            /s/ MARY ELLEN KITCHEN
                                            ----------------------------
                                            MARYELLEN KITCHEN


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Order No.
Escrow No.
Loan No.
RECORDING REQUESTED BY AND
WHEN RECORDED MAIL TO:
PILLSBURY MADISON & SUTRO LLP
101 W. BROADWAY, SUITE 1800
SAN DIEGO, CA   92101
ATTN: ELIZABETH A. RYNER, ESQ.


--------------------------------------------------------------------------------
                    SPACE ABOVE THIS LINE FOR RECORDER'S USE

                     DEED OF TRUST WITH ASSIGNMENT OF RENTS
                                  (SHORT FORM)


THIS DEED OF TRUST WITH ASSIGNMENT OF RENTS ("Deed of Trust"), made as of March 16, 1998, by and between W.J. KITCHEN AND MARYELLEN KITCHEN, HUSBAND AND WIFE, herein collectively called TRUSTOR, whose address is 17936 Circa Oriente, Lot 518, Ranco Santa Fe, California 92067-5387,

FIRST AMERICAN TITLE INSURANCE COMPANY, a California corporation, herein called TRUSTEE, and NANOGEN, INC., a Delaware corporation, herein called BENEFICIARY,

WITNESSETH: That Trustor grants to Trustee in trust, with power of sale, that property in the County of San Diego, State of California, described as:

      See Exhibit A, attached hereto and incorporated herein by this reference.

      A.    TOGETHER WITH:

            All the rights, rights of way, easements, profits, privileges, tenements, hereditaments and appurtenances, now or hereafter in any way appertaining and belonging to said real property and any part thereof, including any other claim at law or in equity, and any after acquired title and reversion in or to each and every part of all streets, roads, highways and alleys adjacent to and adjoining the same;

            All the rights in and to all buildings and other improvements now or hereafter located thereon, all water and water rights (whether riparian, appropriative, or otherwise, and whether or not appurtenant), pumps and pumping stations used in connection therewith and all shares of stock evidencing the same, all machinery, equipment and fixtures, including, but not limited to, all storage tanks and pipe lines, all ovens and furnaces, all gas, electric, cooking, heating, cooling, air conditioning, refrigeration and plumbing fixtures and equipment, which have been or may hereafter be attached or affixed in any manner to any building now or hereafter on said property, or to said property; and

            All rentals, earnings, income, receipts, royalties, revenues, issues and profits which, after the date hereof, and while any portion of the indebtedness secured hereby remains unpaid, may accrue from said real property and any part thereof and from any building or improvement situated thereon, or which may be received or receivable by Trustor from hiring, letting or leasing of, or otherwise from the whole or any portion or portions of said real property or any building or improvement situated thereon, and all leases thereof; provided, however, that so long as Trustor shall not be in default hereunder, Trustor shall be entitled to collect, receive, take, use and enjoy said income, rents, issues and profits and to administer said leases.

      B. FOR THE PURPOSE OF SECURING, in such order of priority as Beneficiary may determine:

            (1) payment of the indebtedness evidenced by a certain Secured Promissory Note dated of even date herewith executed by W.J. Kitchen ("Borrower") in favor of Beneficiary or order (the "Note") in accordance with the terms and provisions of said Note and any extensions, renewals, modifications, amendments thereof or further borrowings thereunder; (2) each and all other security instruments executed by Borrower and/or Trustor for the purpose of securing or further securing any obligation hereby secured, or any part thereof, or for the purpose of supplementing or amending this Deed of Trust or any instrument secured hereby; (3) payment of all sums to be paid by Trustor pursuant to the terms hereof; and (4) payment of such further sums as Borrower or Trustor may thereafter borrow from Beneficiary, when evidenced by instruments of indebtedness reciting it is so secured. All terms of the Note and other obligations secured hereby are incorporated herein by this reference.

      C.    ADDITIONAL PROVISIONS:

            (1) In the event that the real property (the "Property") described in this Deed of Trust, or any part thereof, or any interest therein is sold, agreed to be sold, conveyed, encumbered, alienated or otherwise transferred by Trustor, whether by operation of law or otherwise, the Note, irrespective of the maturity date expressed therein, at the option of Beneficiary and without demand or notice, shall immediately become due and payable. In the event that Beneficiary does not elect to declare the Note immediately due and payable, then, unless indicated otherwise in writing by Beneficiary, Trustor shall nevertheless remain primarily liable for the obligations hereunder and under the Note and any other instrument securing the Note. This provision shall apply to each and every sale, transfer, encumbrance or conveyance, regardless of whether or not Beneficiary has consented to, or waived, Beneficiary's rights hereunder, whether by action or non-action in connection with any previous sale, transfer or conveyance.

            (2) In the event that an attorney is employed or expenses are incurred to compel payment under the Note, or any portion of the indebtedness guaranteed thereby or in connection with any default thereunder or under this Deed of Trust or the Note, Trustor promises to pay all such expenses and reasonable attorneys' fees, including, but not limited to, attorneys' fees incurred in any bankruptcy (including, without limitation, any action for relief from the automatic stay of any bankruptcy proceeding), judicial or nonjudicial foreclosure proceeding, receivership, probate or other court proceedings.

            (3) Trustor shall, at all times, maintain and keep in full force insurance covering the improvements located on the Property (the "Improvements") against all risks of direct physical loss in an amount of not less than 100% of the full replacement cost (without deduction for depreciation) of the Improvements as such replacement cost shall be determined from time to time at the reasonable request of Beneficiary at Trustor's expense by Beneficiary or an expert selected by Trustor and approved by Beneficiary. Said insurance shall be in form acceptable to Beneficiary and shall name Beneficiary as the loss payee, shall contain standard mortgagee protection provisions, and shall provide that the insurance thereby provided shall be primary and that the insurer will not seek contribution from any other insurance available to Beneficiary.

            (4) If the lien of this Deed of Trust is subordinate to the lien of any prior deed of trust ("Senior Encumbrance") which encumbrance secures payment of certain indebtedness ("Senior Indebtedness"), then the following provisions shall apply:

                  (a) Trustor covenants and agrees to comply fully with all of the terms, conditions and provisions of any Senior Encumbrance and any documents evidencing any Senior Indebtedness at the times and in the manner specified therein.

                  (b) In the event of any default under any Senior Encumbrance or in the payment of any Senior Indebtedness, Beneficiary may, but need not, make any payment or perform any acts of Trustor under any Senior Encumbrance in any form or manner deemed expedient by Beneficiary, and may, but need not, make full or partial payments of principal or interest on any Senior Indebtedness, and purchase, discharge or settle any Senior Indebtedness or any Senior Encumbrance; provided, however, that nothing contained herein shall require or be deemed to require


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
Beneficiary or any other holder or holders of the obligations secured hereby to perform the terms or provisions contained in any Senior Encumbrance or any document evidencing any Senior Indebtedness required to be performed by Trustor thereunder. Any and all sums paid pursuant to this Paragraph (4) and all expenses incurred by Beneficiary, including reasonable attorneys' fees, shall become additional indebtedness secured hereby and shall become immediately due and payable without notice and with interest thereon at a rate equal to five percent (5%) per annum plus the interest rate set forth in the Note, if any, (such aggregate interest to be subject to any limitations set forth in the Note with respect to the maximum rate of interest chargeable by Lender on the principal balance of the Note). The payment by Beneficiary of any sums pursuant to this Paragraph (4) shall be conclusively presumed, as between Trustor and Beneficiary, to have been necessary and proper, but shall not in any manner affect any claim or demands by Trustor against the holder of any Senior Encumbrance or any third party.

                  (c) Trustor shall not, without the prior written consent of Beneficiary, enter into any modification, amendment, agreement or arrangement in connection with any Senior Indebtedness or any Senior Encumbrance pursuant to which Trustor is granted any forbearance or indulgence (as to time or amount) in the payment of any principal, interest or other sums or the performance of any act or acts required thereunder.

                  (d) Trustor shall notify Beneficiary promptly of the receipt of any notice given to Trustor by such holder or holders and shall immediately forward copies of all such notices to Beneficiary.

                  (e) Trustor represents and warrants that Trustor shall not increase the obligations secured by any Senior Encumbrance without the prior written consent of Beneficiary.

                  (f) Should for any reason the holder of any Senior Encumbrance accelerate any portion of any Senior Indebtedness or record a Notice of Default against the Property, the indebtedness secured hereby and any interest thereon shall without notice, be immediately due and payable in full.

            (5)   Hazardous Materials.

                  (a) Trustor shall keep and maintain the Property, including, without limitation, the groundwater on or under the Property, in compliance with, and shall not cause or permit the Property to be in violation of any federal, state or local laws, ordinances or regulations, now or hereafter in effect, relating to environmental conditions, industrial hygiene or Hazardous Materials, as hereinafter defined, on, under or about the Property (collectively, the "Hazardous Materials Laws").

                  (b) Trustor shall not use, generate, manufacture, treat, handle, refine, produce, process, store, discharge, release, dispose of or allow to exist on, under or about the Property any flammable explosives, radioactive materials, asbestos, organic compounds known as polychlorinated biphenyls, chemicals known to cause cancer or reproductive toxicity, pollutants, contaminants, hazardous wastes, toxic substances or related materials, including, without limitation, any substances defined as or included in the definition of "hazardous substances," "hazardous wastes," "hazardous materials," or "toxic substances" under the Hazardous Materials Laws (collectively, "Hazardous Materials"). Furthermore, Trustor shall not allow to exist on, under or about the Property, any underground storage tanks or underground deposits.

                  (c) Beneficiary shall be entitled, at any reasonable times, to enter upon and inspect the Property and take any other actions it reasonably deems necessary to confirm Trustor's compliance with the obligations and agreements set forth in this Section.

                  (d) Trustor shall immediately advise Beneficiary in writing of (i) any and all enforcement, clean up, removal, mitigation or other governmental or regulatory actions instituted, contemplated or threatened pursuant to any Hazardous Materials Laws affecting the Property, (ii) all claims made or threatened by any third party against Trustor or the Property relating to damage, contribution, cost recovery, compensation, loss or injury resulting from any Hazardous Materials (the matters set forth in clauses (i) and (ii) above are hereinafter referred to as "Hazardous Materials Claims"), (iii) Trustor's discovery of any occurrence or condition on any real property adjoining or in the vicinity of the Property that could cause the Property or any part thereof to be classified as "border-zone property" under the provisions of California Health and Safety Code Section 25220, et seq., or any regulation adopted in accordance therewith or which may support a similar claim or cause of action under the Hazardous Materials Laws, and (iv) Trustor's discovery of any occurrence or condition on the Property or any real property adjoining or in the vicinity of the Property which could subject the Trustor or


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                                                                     Page 3 of 7
the Property to any restrictions on ownership, occupancy, transferability or use of the Property under any Hazardous Materials Laws. Beneficiary shall have the right to join and participate in, as a party if it so elects, any settlements, remedial actions, legal proceedings or actions initiated in connection with any Hazardous Materials Claims and to have its reasonable attorneys' fees in connection therewith paid by Trustor.

                  (e) If at any time Hazardous Materials are discovered on, under or about the Property, Trustor, at Trustor's sole cost and expense, shall inform Beneficiary of such and Trustor's proposed remedial program and remove such Hazardous Materials from the Property or the groundwater underlying the Property in accordance with the remedial program approved by Beneficiary and in accordance with requirements of the appropriate governmental entities. In addition to all other rights and remedies of Beneficiary hereunder, if such Hazardous Materials are not removed from the Property or the groundwater underlying the Property by Trustor within ninety (90) days after Trustor discovers such Hazardous Materials, Beneficiary, at its sole discretion, may pay to have same removed and Trustor shall reimburse Beneficiary within five (5) days of Beneficiary's demand for payment. Trustor shall be solely responsible for, and shall indemnify and hold harmless Beneficiary, its directors, officers, employees, agents, successors and assigns from and against, any loss, damage, demand, claim, cause of action, judgment, action, assessment, penalty, cost, expense or liability directly or indirectly arising out of or attributable to the existence, use, generation, manufacture, treatment, holding, handling, refining, production, processing, storage, migration, release, threatened release, discharge, emission, disposal, abatement, removal, transportation or presence of Hazardous Materials on, under or about the Property, including, without limitation: (i) all foreseeable and unforeseeable consequential damages;
(ii) the costs of any required or necessary repair, cleanup or detoxification of the Property, and the preparation and implementation of any closure, remedial or other required plans; and (iii) all reasonable costs and expenses incurred by Beneficiary in connection with clauses (i) and (ii), including, without limitation, reasonable attorneys' fees. Notwithstanding Section 2941 of the California Civil Code, Trustor waives its rights to any damages resulting from a delayed reconveyance of this Deed of Trust pending the identification and liquidation of Trustor's liabilities under this Section. The indemnities provided in this Paragraph shall survive the repayment or any other satisfaction of the Note. Further, Trustor agrees that the foregoing indemnities are separate, independent of, and in addition to its undertakings pursuant to this Deed of Trust and any and all other documents, agreements and undertakings executed by Trustor in favor of Beneficiary pursuant hereto. Trustor agrees that a separate action may be brought to enforce the provisions of this indemnification, which shall in no way be deemed to be an action on the Note, whether or not Beneficiary would be entitled to a deficiency judgment following a judicial or non-judicial foreclosure.

            (6) Notwithstanding anything to the contrary in this Deed of Trust, this Deed of Trust shall be nonrecourse to Maryellen Kitchen and shall extend only to her community property interest in the Property.

            (7) This Deed of Trust may be executed in multiple counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same binding agreement.

            (8) These Additional Provisions shall supersede any conflicting provisions of the fictitious deed of trust described below, which is incorporated into this Deed of Trust, to the extent of such conflict.

To protect the security of this Deed of Trust, and with respect to the property above described, Trustor expressly makes each and all of the agreements, and adopts and agrees to perform and be bound by each and all of the terms and provisions set forth in subdivision A, and it is mutually agreed that each and all of the terms and provisions set forth in subdivision B of the fictitious deed of trust recorded in Orange County August 17, 1964, and in all other counties August 18, 1964, in the book and at the page of Official Records in the office of the county recorder of the county where said property is located, noted below opposite the name of such county, namely:


                            (CONTINUED ON NEXT PAGE)

COUNTY            BOOK     PAGE      COUNTY         BOOK      PAGE     COUNTY           BOOK      PAGE     COUNTY      BOOK     PAGE
------            ----     ----      ------         ----      ----     ------           ----      ----     ------      ----     ----

Alameda           1288     556       Kings          858       713      Placer           1028      379      Sierra      38       187

Alpine            3        130-31    Lake           437       110      Plumas           166       1307     Siskiyou    506      762

Amador            133      438       Lassen         192       367      Riverside        3778      347      Solano      1287     621

Butte             1330     513       Los Angeles    T-3878    874      Sacramento       5039      124      Sonoma      2067     427

Calaveras         185      338       Madera         911       136      San Benito       300       405      Stanislaus  1970     56

Colusa            323      391       Marin          1849      122      San Bernardino   6213      768      Sutter      655      585

Contra Costa      4684     1         Mariposa       90        453      San Francisco    A-804     596      Tehama      457      183

Del Norte         101      549       Mendocino      667       99       San Joaquin      2855      283      Trinity     108      595

El Dorado         704      635       Merced         1660      753      San Luis Obispo  1311      137      Tulare      2530     108

Fresno            5052     623       Modoc          191       93       San Mateo        4778      175      Tuolumne    177      160

Glenn             469      76        Mono           69        302      Santa Barbara    2065      881      Venture     2607     237

Humboldt          801      83        Monterey       357       239      Santa Clara      6626      664      Yolo        769      16

Imperial          1189     701       Napa           704       742      Santa Cruz       1638      607      Yuba        398      693

Inyo              165      672       Nevada         363       94       Shasta           800       633

Kern              3756     690       Orange         7182      18       San Diego        SERIES 5 Book 1964, Page 149774


shall inure to and bind the parties hereto, with respect to the property above described. Said agreements, terms and provisions contained in said subdivisions A and B, (identical in all counties, and printed on pages 3 and 4 hereof) are by the within reference thereto, incorporated herein and made a part of this Deed of Trust for all purposes as fully as if set forth at length herein, and Beneficiary may charge for a statement regarding the obligation secured hereby, provided the charge therefor does not exceed the maximum allowed by law.

The undersigned Trustor, requests that a copy of any notice of default and any notice of sale hereunder be mailed to him at his address hereinbefore set forth.





           SIGNATURE OF TRUSTOR


------------------------------------------
W.J. KITCHEN


------------------------------------------
MARYELLEN KITCHEN



                                       }
STATE OF CALIFORNIA                    }ss
COUNTY OF ____________________________ }

On _____________________________________________ before me,
_______________________________________________________________________________,
personally appeared ____________________________________________________________
personally known to me ( or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/here/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s) or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

Signature __________________________________



                                         (This area for official notarial seal)


                            (CONTINUED ON NEXT PAGE)

                                  DO NOT RECORD

The following is a copy of Subdivisions A and B of the fictitious Deed of Trust recorded in each county in California as stated in the foregoing Deed of Trust and incorporated by reference in said Deed of Trust as being a part thereof as if set forth at length therein.

A.    To protect the security of this Deed of Trust, Trustor agrees:

        1) To keep said property in good condition and repair, not to remove or demolish any building thereon; to complete or restore promptly and in good and workmanlike manner any building which may be constructed, damaged or destroyed thereon and to pay when due all claims for labor performed and materials furnished therefor, to comply with all laws affecting said property or requiring any alterations or improvements to be made thereon, not to commit or permit waste thereof; not to commit, suffer or permit any act upon said property in violation of law; to cultivate, irrigate, fertilize, fumigate, prune and do all other acts which from the character or use of said property may be reasonably necessary, the specific enumerations herein not excluding the general.

        2) To provide, maintain and deliver to Beneficiary. The amount collected under any fire or other insurance policy may be applied by Beneficiary upon any indebtedness secured hereby and in such order as Beneficiary may determine, or at option of Beneficiary the entire amount so collected or any part thereof may be released to Trustor. Such application or release shall not cure or waive any default or notice of default hereunder or invalidate any act done pursuant to such notice.

        3) To appear in and defend any action or proceeding purporting to affect the security hereof or the rights or powers of Beneficiary or Trustee; and to pay all costs and expenses, including cost of evidence of title and attorney's fees in a reasonable sum, in any such action or proceeding in which Beneficiary or Trustee may appear, and in any suit brought by Beneficiary to foreclose this Deed.

        4) To pay; at least ten days before delinquency all taxes and assessments affecting said property, including assessments on appurtenant water stock; when due, all encumbrances, charges and liens, with interest, on said property or any part thereof, which appear to be prior or superior hereto; all costs, fees and expenses of this Trust.

        Should Trustor fail to make any payment or to do any act as herein provided, then Beneficiary of Trustee, but without obligation so to do and without notice to or demand upon Trustor and without releasing Trustor from any obligation hereof, may; make or do the same is such manner and to such extent as either may deem necessary to protect the security hereof, Beneficiary or Trustee being authorized to enter upon said property for such purposes; appear in and defeat any action purporting to affect the security hereof or the rights or powers of Beneficiary or Trustee; pay, purchase, contest or compromise any encumbrance, charge or lien which in the judgment of either appears to be prior or superior hereto; and, in exercising any such powers, pay necessary expenses, employ counsel and pay his reasonable fees.

        5) To pay immediately and without demand all sums so expended by Beneficiary or Trustee, with interest from date of expenditure at the amount allowed by law in effect at the date hereof, and to pay for any statement provided for by law in effect at the date hereof regarding the obligation secured hereby any amount demanded by the Beneficiary not to exceed the maximum allowed by law at the time when said statement is demanded.

B.      It is mutually agreed:

        1) That any aware in connection with any condemnation for public use of or injury to said property or any part thereof is hereby assigned and shall be paid to Beneficiary who may apply or release such moneys received by him in the same manner and with the same effect as above provided for disposition of proceeds of fire or other insurance.

        2) That by accepting payment of any sum secured hereby after its due date, Beneficiary does not waive his right either to require prompt payment when due of all other sums so secured or to declare default for failure so to pay.

        3) That at any time or from time to time, without liability therefor and without notice, upon written request of Beneficiary and presentation of this Deed and said not for endorsement, and without affecting the personal liability of any person for payment of the indebtedness secured hereby, Trustee may: reconvey any part of said property; consent to the making of any map or plat thereof; join in granting any easement thereon, or join in any extension agreement or any agreement subordinating the lien or charge hereof.

        4) That upon written request of Beneficiary stating that all sums secured hereby have been paid, and upon surrender of this Deed and said note to Trustee for cancellation and retention or other disposition as Trustee in its sole discretion may choose and upon payment of its fees, Trustee shall reconvey, without warranty, the property then held hereunder. The recitals in such reconveyance of any matters or facts shall be conclusive proof of the truthfulness thereof. The Grantee in such reconveyance may be described as "the person or persons legally entitled thereto".

        5) That as additional security, Trustor hereby gives to and confers upon Beneficiary the right, power and authority, during the continuance of these Trusts, to collect the rents, issues and profits of said property, reserving unto Trustor the right, prior to any default by Trustor in payment of any indebtedness secured hereby or in performance of any agreement hereunder, to collect and retain such rents, issues and profits as they become due and payable. Upon any such default, Beneficiary may at any time without notice, either in person, by agent, or be a receiver to be appointed by a court, and without regard to the adequacy of any security for the indebtedness hereby secured, enter upon and take possession of said property or any part thereof, in his own name sue for or otherwise collect such rents, issues, and profits, including those past due and unpaid, and apply the same, less costs and expenses of operation and collection, including reasonable attorney's fees, upon any indebtedness secured hereby, and in such order as Beneficiary may determine. The entering upon and taking possession of said property, the collecting of such rents, issues and profits and the application thereof as aforesaid, shall not cure or waive any default or notice of default hereunder or invalidate any act done pursuant to such notice.

        6) That upon default by Trustor in payment of any indebtedness secured hereby or in performance of any agreement hereunder, Beneficiary may declare all sums secured hereby immediately due and payable by delivery to Trustee of written declaration of default and demand for sale and of written notice of default and of election to cause to be sold said property, which notice shall cause to be filed for record. Beneficiary also shall deposit with Trustee this Deed, said note and all documents evidencing expenditures secured hereby.

        After the lapse of such time as may then be required by law following the recordation of said notice of default, and notice of said having been given as then required by law, Trustee, without demand on Trustor, shall sell said property at the time and place fixed by it in said notice of sale, either as a whole or in separate parcels, and in such order as it may determine, at public auction to the highest bidder for case in lawful money of the United States, payable at time of sale. Trustee may postpone sale of all or any portion of said property by public announcement at such time and place of sale, and from time to time thereafter may postpone such sale by public announcement at the time fixed by the preceding postponement. Trustee shall deliver to such purchaser its deed conveying the property so sold, but without any covenant or warranty, express or implied. The recitals in such deed of any matters or facts shall be conclusive proof of the truthfulness thereof. Any person, including Trustor, Trustee, or Beneficiary as hereinafter defined, may purchase at such sale.

        After deducting all costs, fees and expenses of trustee and of this Trust, including costs of evidence of title in connection with sale, Trustee shall apply to proceeds of sale to payment of: all sums expended under the terms hereof, not then repaid, with accrued interest at the amount allowed by law in effect at the date hereof; all other sums then secured hereby; and the remainder, if any, to the person or persons legally entitled thereto.

        7) Beneficiary, or any successor in ownership of any indebtedness secured hereby, may from time to time, by instrument in writing, substitute a successor or successors to any Trustee named herein or acting hereunder, which instrument, executed by the Beneficiary and duly acknowledged and recorded in the office of the recorder of the county or counties where said property is situated shall be conclusive proof of proper substitution of such successor Trustee or Trustees, who shall, without conveyance from the Trustee predecessor, succeed to all its title, estate, rights, powers and duties. Said instrument must contain the name of the original Trustor, Trustee and Beneficiary hereunder, the book and page where this Deed is recorded and the name and address of the new Trustee.

        8) That this Deed applies to, inures to the benefit of, and binds all parties hereto, their heirs, legatees, devisees, administrators, executors, successors and assigns. The term Beneficiary shall mean the owner and holder, including pledgees, of the note secured hereby, whether or not named as Beneficiary herein. In this Deed, whenever the context so requires the masculine gender includes the feminine and/or neuter, and the singular number includes the plural.

        9) That Trustee accepts this Trust when this Deed, duly executed and acknowledged, is made a public record as provided by law. Trustee is not obligated to notify any party hereto of pending sale under any other Deed of Trust or of any action or proceeding in which Trustor, Beneficiary or Trustee shall be a party unless brought by Trustee.


                            (CONTINUED ON NEXT PAGE)

DO NOT RECORD                                      REQUEST FOR FULL RECONVEYANCE

TO FIRST AMERICAN TITLE INSURANCE COMPANY, TRUSTEE:

        The under signed is the legal owner and holder of the note and of all indebtedness secured by the foregoing Deed of Trust. Said note, together with all other indebtedness secured by said Deed of Trust, have been fully paid and satisfied; and you are hereby requested and directed, on payment to you of any sums owing to you under the terms of said Deed of Trust, to cancel said note above mentioned, an all other evidences of indebtedness secured by said Deed of Trust delivered to you herewith, together with the said Deed of Trust, and to reconvey, without warranty, to the parties designated by the terms of said Deed of Trust, all the estate now held by you under the same.

Dated ___________________________
                                         ---------------------------------

                                         ---------------------------------
Please mail Deed of Trust,
Note and Reconveyance to
--------------------------------------------------------------------------------

DO NOT LOSE OR DESTROY THIS DEED OF TRUST OR THE NOTE WHICH IT SECURES. BOTH MUST BE DELIVERED TO THE TRUSTEE FOR CANCELLATION BEFORE RECONVEYANCE WILL BE MADE.


                            (CONTINUED ON NEXT PAGE)

                                  DEED OF TRUST
                               WITH POWER OF SALE







                                 First American
                                 Title Insurance
                                     Company
                                     TRUSTEE